EXHIBIT 10.2

                     COMMON STOCK SUBSCRIPTION AGREEMENT

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Maurice J. Bales and Marianne J. Bales as Trustees of the Maurice J. Bales and Marianne J. Bales Trust, (jointly, the "Subscriber"), Computerized Thermal Imaging, Inc., a Nevada corporation (the "Company") and Bales Scientific, Inc., a California corporation ("BSI"), have entered into that certain Memorandum of Agreement (the "MOA") dated April 4, 2000 between the Company, Subscriber and BSI;

     WHEREAS, there are 200 outstanding shares of the common stock of BSI (the "Target Shares");

     WHEREAS, the acquisition of the Target Shares by the Company as contemplated by the MOA (the "Acquisition") occurred on April 18, 2000 (the "Acquisition Date");

     WHEREAS, consideration paid to the Subscriber in exchange for the 180 Target Shares owned by the Subscriber ("Subscriber's Target Shares") consists of $4,510,000 cash and so many shares of the Company's common stock (the "Exchange Shares") the number of which is equal to $4,700,000 divided by the closing bid price per share of the Exchange Shares as quoted on the OTC Bulletin Board of the NASD on the business day prior to the Acquisition Date;

      WHEREAS, the closing bid price per share of the Exchange Shares as quoted on the OTC Bulletin Board of the NASD on the business day prior to the Acquisition Date was US$7.75; and

      WHEREAS, it is contemplated by all parties hereto (but not as a condition precedent to) that the Acquisition qualify as a statutory merger under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1) Subscription to Exchange Shares. The Subscriber hereby subscribes to 606,452 Exchange Shares upon the Subscriber's delivery of this Subscription Agreement and the Subscriber's tender of Subscriber's Target Shares as contemplated by the MOA.

2) Allocation of Consideration to Exchange Shares. The Subscriber Target Shares tendered hereunder represents 51.03 percent of the Subscribers total common stock ownership of BSI immediately prior to the Acquisition Date. The remaining 48.97 percent of the Subscriber Target Shares prior to the Acquisition is tendered in exchange for the cash consideration of $4,510,000 noted above.

3) Exchange Shares not Registered. The Subscriber acknowledges and understands that the Exchange Shares subscribed herein are not registered under the Securities Act of 1933, as amended (the "Act"), or any securities "blue sky" or other similar laws of any state ("State Securities Laws"). The Company shall have no obligation to issue the Exchange Shares to any person to whom the issuance of such shares would constitute a violation of the Act or any State Securities Laws. The Company will cause the Secretary of the Company to deliver the Exchange Shares subscribed to by the Subscriber to the Subscriber promptly after the Company has accepted this Subscription Agreement (the "Closing").

4)     Registration Rights.

     (a) Piggyback Registration. The Company shall include the Exchange Shares in the registration of the Company securities that the Company shall file with the United States Securities and Exchange Commission on or before July 1, 2000.

     (b) Period of Effectiveness. The Company shall use its best effort to maintain the effectiveness of any registration statement pursuant to this section 4 for a period in excess of the shorter of (i) the period during which the Subscriber shall hold any Exchange Shares or (ii) three years after the Acquisition Date.

     (c) Expenses. All fees, disbursements and expenses incurred by the Company in connection with any registration pursuant to this section 4 shall be borne by the Company, excluding legal fees and disbursements of counsel for the Option holder.

5) Representations and Warranties. The Subscriber hereby represents and warrants to and covenants with the Company, as well as each officer, director and agent of the Company as follows:

     (a)     General

         (i) The Subscriber has all requisite authority to enter into this Subscription Agreement and to perform all the obligations required to be performed by the Subscriber hereunder.

         (ii) The Subscriber is the sole party in interest and is not acquiring the Exchange Shares as an agent or otherwise for any other person and the Subscriber is a resident of the state set forth opposite its name on the signature page hereto.

         (iii) The Subscriber recognizes that the total amount of value tendered to purchase the Exchange Shares is immediately placed at the risk of the business and may be completely lost. The purchase of the Exchange Shares of the Company as an investment involves extreme risk.

         (iv) The Subscriber realizes that the Exchange Shares cannot readily be sold as the shares of Exchange Shares are restricted securities, that it may not be possible to sell or dispose of the Exchange Shares and therefore the Exchange Shares must not be purchased unless the Subscriber has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the Subscriber can provide for current needs and personal contingencies.

         (v) The Subscriber confirms and represents that it is able (a) to bear the economic risk of its investment, (b) to hold the securities for an indefinite period of time, and (c) to afford a complete loss of its investment. The Subscriber also represents that it has adequate means of providing for its current needs and personal contingencies, and has no need for liquidity in this particular investment.

         (vi) The Subscriber has not become aware of the offering of Exchange Shares of the Company by any form of general solicitation or advertising, including, but not limited to advertisements, articles, notices or other communications published in any newspaper, magazine or other similar media or broadcast over television or radio or any seminar or meeting where those individuals that have attended have been invited by any such or similar means of general solicitation or advertising.

     (b)     Information Concerning the Company.

         (i) The Subscriber acknowledges that it has received all current information about the Company including the Company's (A) Form 10-KSB for the fiscal year ended June 30, 1999, as amended and (B) Forms 10-QSB for the quarters ended September and December 31, 1999.

         (ii) The Subscriber or its representative is familiar with the business and financial condition, properties, operations and prospects of the Company, and, at a reasonable time prior to the execution of this Subscription Agreement, that it and its representative have been afforded the opportunity to ask questions of and receive satisfactory answers from the Company's officers and directors, or other persons acting on the Company's behalf, concerning the business and financial condition, properties, operations and prospects of the Company and concerning the terms and conditions of the offering of the Exchange Shares and has asked such questions as it or its representative desires to ask and all such questions have been answered to the full satisfaction of the Subscriber.

         (iii) The Subscriber understands that, unless the Subscriber notifies the Company in writing to the contrary before the Closing, all the representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Subscriber.

         (iv) The Subscriber understands that the purchase of the Exchange Shares involves various risks, including, but not limited to, those outlined in this Subscription Agreement.

         (v) The Subscriber acknowledges that no representations or warranties have been made to the Subscriber by the Company as to the tax consequences of this investment, or as to profits, losses or cash flow which may be received or sustained as a result of this investment.

         (vi) All documents, records and books pertaining to a proposed investment in the Exchange Shares which the Subscriber or its representative has requested have been made available to the Subscriber.

         (vii) The Subscriber or its representative has been provided access to all information requested in evaluating its purchase of the Exchange Shares.

          (viii) The Subscriber agrees to furnish any additional information requested to assure compliance with applicable Federal and State Securities Laws in connection with the purchase and sale of the Exchange Shares.

     (c)     Restrictions on Transfer or Sale of the Exchange Shares

         (i) The Subscriber is acquiring the Exchange Shares subscribed solely for the Subscriber's own beneficial account, for investment purposes, and not with view to, or for resale in connection with, any distribution of the Exchange Shares. The Subscriber understands that the offer and the sale of the Exchange Shares has not been registered under the Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Subscriber and of the other representations made by the Subscriber in this Subscription Agreement. The Subscriber understands that the Company is relying upon the representations, covenants and agreements contained in this Subscription Agreement (and any supplemental information) for the purposes of determining whether this transaction meets the requirements for such exemptions.

         (ii) The Subscriber understands that the Exchange Shares are "restricted securities" under applicable federal securities laws and that the Act and the rules of the Securities and Exchange Commission (the "Commission") provide in substance that the Subscriber may dispose of the Exchange Shares only pursuant to an effective registration statement under the Act or an exemption therefrom. The certificates evidencing the shares of Common stock offered hereby will bear a legend that clearly sets forth this restriction. While the Company has granted certain piggy-back registration rights to the Subscriber, no assurance can be given as to when or if any registration statement will become effective. The Subscriber understands that the Subscriber may not at any time demand the purchase by the Company of the Subscriber's Exchange Shares.

         (iii) The Subscriber agrees: (A) that the Subscriber will not sell, assign, pledge, give, transfer or otherwise dispose of the Exchange Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Exchange Shares under the Act and all applicable State Securities Laws or in a transaction which is exempt from the registration provisions of the Act and all applicable State Securities Laws; (B) that the Company and any transfer agent for the Exchange Shares shall not be required to give effect to any purported transfer of any of the Exchange Shares except upon compliance with the foregoing restrictions; and (C) that a restrictive legend will be placed on the certificates representing the Exchange Shares.

         (iv) The Subscriber has not offered or sold any portion of the subscribed for Exchange Shares and has no present intention of dividing such Exchange Shares with others or of reselling or otherwise disposing of any portion of such Exchange Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

6) Survival and Indemnification. All representations, warranties and covenants contained in this Agreement and the indemnification contained in this Paragraph 6 shall survive (i) the acceptance of the Subscription Agreement by the Company and (ii) the death or disability of the Subscriber. The Subscriber acknowledges the meaning and legal consequences of the representations, warranties and covenants in Paragraph 5 hereof and that the Company has relied upon such representations, warranties and covenants in determining the Subscriber's qualification and suitability to purchase the Exchange Shares. The Subscriber hereby agrees to indemnify, defend and hold harmless the Company, and its officers, directors, employees, agents and controlling persons, from and against any and all losses, claims, damages, liabilities, expenses (including attorneys' fees and disbursements), judgment or amounts paid in settlement of actions arising out of or resulting from the untruth of any representation herein or the breach of any warranty or covenant herein. Notwithstanding the foregoing, however, no representation, warranty, covenant or acknowledgment made herein by the Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to it under the Securities or State Securities laws.

7) Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or overnight air courier guaranteeing next day delivery:

     (a)     if to the Company, to it at the following address:

                  Computerized Thermal Imaging, Inc.
                  Attention: Mr. Kevin Packard, Chief Financial Officer 476 Heritage Park Blvd.
                  Layton, UT 84041

     (b) if to the Subscriber, at the address set forth on the last page hereof or directly to the Subscriber at the address set forth on the signature page hereto, or at such other address as either party shall have specified by notice in writing to the other.

     All notice and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two days after being deposited in the mail, postage prepaid, if mailed; and the next day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

     If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

8) No Assignment. This Subscription Agreement is not assignable by the Subscriber, and may not be modified, waived or terminated except by an instrument in writing signed by each of the parties hereto.

9) Binding Effect. Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

10) Entire Agreement. This Subscription Agreement constitutes the entire agreement of the Subscriber and the Company relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written.

11) Governing Law. This Subscription Agreement shall be governed and controlled as to the validity, enforcement, interpretations, construction and effect and in all other aspects by the substantive laws of the State of Utah.

12) Severability. If any provision of this Subscription Agreement or the application thereof to any Subscriber or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Subscription Agreement and the application of such provision to other subscriptions or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

13) Headings. The headings in this Subscription Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent or intent of this Subscription Agreement or any provision hereof.

IN WITNESS WHEREOF, the undersigned Subscriber has executed this Subscription Agreement as of this 18th day of April, 2000.

                       Maurice J. Bales and Marianne J. Bales as Trustees of the Maurice J. Bales and Marianne J. Bales Trust

                      /s/ Maurice J. Bales, Trustee
                      ------------------------------
                          Maurice J. Bales, Trustee

                      /s/ Marianne J. Bales, Trustee
                      ------------------------------
                          Marianne J. Bales, Trustee

                      ______________________________
                          Street Address

                      ______________________________
                      City          State        Zip


ACCEPTED by the Company as of the 18th day of April, 2000

Computerized Thermal Imaging, Inc.


By:  /s/ Kevin Packard
     --------------------------------------
      Kevin Packard, Chief Financial Officer